                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                            PERVASIVE SOFTWARE INC.
--------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                                         74-2693793
----------------------------------------                  ----------------------
(STATE OF INCORPORATION OR ORGANIZATION)                     (I.R.S. Employer
                                                          Identification Number)


     8834 Capital of Texas Highway
            Austin, Texas                                         78759
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

 If this Form relates to the               If this Form relates to the
 registration of a class of debt           registration of a class of debt
 securities and is effective upon          securities and is to become effective
 filing pursuant to General                simultaneously with the effectiveness
 Instruction A(c)(1) please check the      of a concurrent registration
 following box.                            statement under the Securities Act of
                                  [ ]      1933 pursuant to General Instruction
                                           A(c)(2) please check the following
                                           box.
                                                                             [ ]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

            TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED

            Not Applicable                            Not Applicable
----------------------------------------   -------------------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                        COMMON STOCK,  $0.001 PAR VALUE
--------------------------------------------------------------------------------
                               (TITLE OF CLASS)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-32199).


ITEM 2.   EXHIBITS.
          --------

                EXHIBIT
                NUMBER          DESCRIPTION
                -------         -----------

                1.1*            Specimen of Common Stock certificate

                2.1 Certificate of Incorporation of Registrant, as amended to date - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

                2.2 Form of Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

                2.3 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

                2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to
                                Exhibit 3.4 to the Company's Registration
                                Statement on Form S-1 (File No. 333-32199).

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* To be filed by amendment.

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    PERVASIVE SOFTWARE INC.


Date: September 2, 1997             By:  /s/ Ron R. Harris
     ------------------------          -----------------------------------------
                                           Ron R. Harris
                                           President and Chief Executive Officer

                                   EXHIBITS
                                   --------


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

1.1*            Specimen of Common Stock certificate

2.1 Certificate of Incorporation of Registrant, as amended to date - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

2.2 Form of Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering -incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

2.3             Bylaws of Registrant - incorporated herein by reference to
                Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-32199).



------------------------------
* To be filed by amendment.

                                       1